SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 1, 2012

                                 NANO LABS CORP.
                                ----------------
                 (Name of Small Business Issuer in its charter)

             Colorado                    333-171658               84-1307164
      -----------------------      ---------------------     -------------------
      (State of incorporation)     (Commission File No.)     (IRS Employer
                                                             Identification No.)

                                  Calle 4, #37
                     Fraccionamiento Industrial Alce Blanco
                            Municipality of Naucalpan
                       Estado de Mexico, Mexico MCP 53520
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: 52-555-359-3446


                                       N/A
                   -----------------------------------------
          (Former name or former address if changed since last report)




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Item 1.01. Entry into a Material Definitive Agreement.


     On June 1, 2012 the Company entered into an agreement with Respect Innovations, Inc. ("Respect") relating to the acquisition from Respect of technology which uses microscopic particles to form solid laminates and chemical coatings.

     The Company plans to use this technology, known as "nanotechnology" to develop and manufacture various laminates and coatings for use on windows and surfaces. The Company believes that the nanotechnology has benefits such as heat retention, wind resistance, blast mitigation, ballistic resistance and smash resistance. Furthermore, the nanotechnology would allow for the imprint of radio frequency bands and other information into the laminate or coating for identification and tracking purposes. The laminates and coatings can be manufactured in any color.

     The assets relating to the nanotechnology that the Company will acquire from Respect include:

          (a)  All   plans,   specifications,   drawings,   concepts,   designs,
     engineering studies and reports, test results, models, manufacturing processes and flowcharts;

          (b) All raw materials, supplies, work in progress, finished product and lists of suppliers;

          (c) All software programs and software code relating thereto, if any and all copies and tangible embodiments of the software programs and software code (in source and object code form), together with all documentation related to such programs and code;

          (d) All intellectual property rights including but not limited to all patents and intellectual property, patent applications, trademarks, trade names, copyrights, exercisable or available in any jurisdiction of the world;

          (e) All licenses and properties of third parties (including licenses with respect to intellectual property rights owned by third parties);

          (f) Claims, causes of actions, royalty rights, deposits, and rights and claims to refunds (including tax refunds) and adjustments of any kind (including rights to set-off and recoupment), and insurance proceeds;

          (g) All Internet domain names and registrations that are held or owned by Respect;

          (h) All franchises, permits, licenses, agreements, waivers, and authorizations from, issued, or granted by any Governmental Authority;

          (i) Copies of marketing and sales information, including pricing, and customer lists.

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     At closing,  the Company  will issue  24,000,000  shares of common stock in exchange for an assignment of the assets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 2012               NANO LABS CORP.


                                 By: /s/ Bernardo Camacho Chavarria
                                     ---------------------------------
                                     Bernardo Camacho Chavarria, Chief
                                     Executive Officer


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